UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

COMCAST CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Shareholder Meeting to Be Held on May 15, 2013.

COMCAST CORPORATION

COMCAST CORPORATION

ATTN: BERNADETTE MAFFEI

ONE COMCAST CENTER 51ST FLOOR

PHILADELPHIA, PA 19103

Meeting Information
Meeting Type:	Annual Meeting of Shareholders
For holders as of:	March 6, 2013
Date: May 15, 2013	Time: 9:00 a.m. ET
(Doors Open at 8:00 a.m.)

Location:	The Kimmel Center for the Performing Arts Perelman Theater 300 S. Broad Street Philadelphia, PA 19102
For Meeting Directions:
Please visit: www.cmcsa.com/annual-proxy.cfm

You are receiving this communication because you hold Class A common stock in Comcast Corporation, which entitles you to vote at the annual meeting, and the proxy materials you should review are now available.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that contain important information and are available to you on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com or request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

PROXY STATEMENT        ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 1, 2013 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods
Vote In Person: This notice serves as an admission ticket for each shareholder and one guest per shareholder. All shareholders must bring an admission ticket to the annual meeting. Without an admission ticket, shareholders will be admitted only upon verification of ownership. At the annual meeting, you will need to request a ballot to vote these shares. You may be asked to present a valid government-issued photo identification before entering the annual meeting. Video and audio recording devices will not be permitted at the annual meeting, and attendees will be subject to security inspections. Please check the proxy materials for additional requirements for, and information on, annual meeting admission requirements.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Proxies submitted by Internet must be received by 11:59 p.m. Eastern Time on May 14, 2013.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

A	Company Proposals — The Board of Directors recommends a vote “FOR” all the nominees listed in Proposal 1:

1.	Election of Directors

	01 -	Kenneth J. Bacon	07 -	Eduardo G. Mestre
	02 -	Sheldon M. Bonovitz	08 -	Brian L. Roberts
	03 -	Joseph J. Collins	09 -	Ralph J. Roberts
	04 -	J. Michael Cook	10 -	Johnathan A. Rodgers
	05 -	Gerald L. Hassell	11 -	Dr. Judith Rodin
	06 -	Jeffrey A. Honickman

The Board of Directors recommends a vote “FOR” Proposal 2:

2.	Ratification of the appointment of our independent auditors

Comcast Corporation

B	Shareholder Proposals — The Board of Directors recommends a vote “AGAINST” Proposals 3 and 4 if properly presented at the annual meeting:

3.	To prohibit accelerated vesting upon a change in control

4.	To adopt a recapitalization plan

Please do not submit this card. Please refer to the “How To Vote” section of this notice to view the voting instructions.